POWER OF ATTORNEY

     I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Christopher J. Kelley, John F. Cogan, Jr., Daniel
K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

     IN WITNESS WHEREOF, I have hereunder set my hand as of this 11th day of January, 2011.




/s/ David R. Bock                         /s/ Mark E. Bradley
-----------------                         ------------------
    David R. Bock                             Mark E. Bradley



/s/ Mary K. Bush                          /s/ John F. Cogan, Jr.
---------------                           ----------------------
    Mary K. Bush                              John F. Cogan, Jr.



/s/ Benjamin M. Friedman                 /s/ Margaret B.W. Graham
------------------------                 ------------------------
    Benjamin M. Friedman                     Margaret B.W. Graham



/s/ Daniel K. Kingsbury                 /s/ Thomas J. Perna
-----------------------                 -------------------
    Daniel K. Kingsbury                     Thomas J. Perna



/s/ Marguerite A. Piret                /s/ Stephen K. West
-----------------------                -------------------
    Marguerite A. Piret                    Stephen K. West

                               POWER OF ATTORNEY
                                    ANNEX A

PIONEER BOND FUND*                        Pioneer Series Trust V:
Pioneer Diversified High Income Trust        Pioneer Global Equity Fund
Pioneer Emerging Markets Fund                Pioneer High Income Municipal Fund
Pioneer Equity Income Fund                   Pioneer Disciplined Growth Fund
Pioneer Equity Opportunity Fund              Pioneer Disciplined Value Fund
Pioneer Floating Rate Trust               Pioneer Series Trust VI:
PIONEER FUND*                                Pioneer Floating Rate Fund
Pioneer High Income Trust                    Pioneer Multi-Asset Real Return
                                             Fund
Pioneer High Yield Fund                   Pioneer Series Trust VII:
Pioneer Ibbotson Asset Allocation Series:    Pioneer Global High Yield Fund
Pioneer Ibbotson Aggressive                  Pioneer Global Aggregate Bond Fund
Allocation Fund                           Pioneer Series Trust VIII:
Pioneer Ibbotson Conservative                Pioneer International Value Fund
Allocation Fund                           Pioneer Series Trust X:
Pioneer Ibbotson Growth Allocation Fund     Pioneer Fundamental Growth Fund
Pioneer Ibbotson Moderate                 PIONEER SHORT TERM INCOME FUND*
Allocation Fund                           Pioneer Strategic Income Fund
Pioneer Independence Fund                 Pioneer Value Fund
PIONEER MID CAP VALUE FUND*               Pioneer Variable Contracts Trust:
PIONEER MONEY MARKET TRUST:*                Pioneer Bond VCT Portfolio
  Pioneer Cash Reserves Fund                Pioneer Cullen Value VCT
Pioneer Multi-Asset Floating Rate Trust     Pioneer Emerging Markets VCT
Pioneer Municipal High Income Trust         Portfolio
Pioneer Municipal High Income               Pioneer Equity Income VCT Portfolio
Advantage Trust                             Pioneer Fund VCT Portfolio
Pioneer Real Estate Shares                  Pioneer Growth Opportunities VCT
Pioneer Research Fund                       Pioneer High Yield VCT Portfolio
PIONEER SERIES TRUST I:*                    Pioneer Ibbotson Growth Allocation
  Pioneer Oak Ridge Large Cap Growth Fund   VCT Portfolio
  Pioneer Oak Ridge Small Cap Growth Fund   Pioneer Ibbotson Moderate Allocation
  Pioneer Select Mid Cap Growth Fund        VCT Portfolio
Pioneer Series Trust II:                    Pioneer Mid Cap Value VCT Portfolio
  Pioneer AMT-Free Municipal Fund           Pioneer Money Market VCT Portfolio
  Pioneer Growth Opportunities Fund         Pioneer Real Estate Shares VCT
  Pioneer Tax Free Money Market Fund        Portfolio
PIONEER SERIES TRUST III:*                  Pioneer Strategic Income VCT
  Pioneer Cullen Value Fund                 Portfolio
PIONEER SERIES TRUST IV:*
  Pioneer Classic Balanced Fund
  Pioneer Government Income Fund
  Pioneer Treasury Reserves Fund



*  MR. WEST IS NOT A TRUSTEES OF THIS TRUST.